ENERGROUP HOLDINGS CORPORATION
No. 9, Xin Yi Street, Ganjingzi District

Dalian City, Liaoning Province, PRC 116039

December 30, 2009

Pinnacle China Fund, L.P.
The Pinnacle Fund, L.P.
4965 Preston Park Blvd, Suite 240
Plano, Texas 75093
Attn.:  Mr. Barry Kitt

Re:           Energroup Holdings Corporation (the “Company”)

Dear Mr. Kitt:

Reference is made to that certain “Securities Purchase Agreement,” “Registration Rights Agreement,” “Make Good Escrow Agreement” and “Holdback Escrow Agreement,” each dated as of December 31, 2007, by and among the Company and the Investors signatory thereto.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the relevant above-referenced agreements.

We are writing to memorialize the understanding between The Pinnacle Fund, L.P. and the Pinnacle China Fund, L.P. (collectively, the “Funds”), and the Company, with respect to (i) the Company’s obligations under the Registration Rights Agreement and the Securities Purchase Agreement, (ii) the Make Good Pledgor’s obligations under Section 4.11 of the Securities Purchase Agreement and under the Make Good Escrow Agreement, (iii) the release of funds from the Holdback Escrow Agreement, and (iv) the release of the 2008 Make Good Shares under the Make Good Escrow Agreement.  We understand and agree that the Funds do not represent any other Investor and do not purport to provide consents, waivers, or amendments for or on behalf of any other Investor.  To that end, the Funds, the Investors signatory hereto and we agree as follows:

1.
Simultaneously with the execution and delivery of this letter agreement, the Funds shall countersign the Release Notice attached hereto containing an instruction to the Escrow Agent to deliver the 2008 Make Good Escrow Shares to the Make Good Pledgor.

2.
Pursuant to Section 2(f) of the Registration Rights Agreement liquidated damages of $1,700,000 (the “S-1 Liquidated Damages”) is owed by the Company to the Investors as a result of the Registration Statement not being declared effective by the Commission on or prior to the Effective Date.  The Company agrees to cause the SEC to declare the Registration Statement effective as to all shares owned by the Investors on or prior to March 31, 2010 (the “S-1 Requirement”); provided, however, that if the financial statements to be included in the Registration Statement are no longer current and the audited financial statements for the fiscal year ended December 31, 2009 must be included in the Registration Statement, the Company shall have until May 15, 2010 (the “Extension Date”) to have the Registration Statement declared effective as to all shares owned by the Investors.

3.
Section 3.1 of the Holdback Escrow Agreement and Section 4.14(a) of the Securities Purchase Agreement provides for a holdback of Escrowed Funds in the amount of $2,000,000 (the “Board Escrow Disbursement”), to be released upon the appointment of independent directors to serve on the Company’s Board of Directors.  The Company hereby agrees to appoint such qualified independent directors (the “Qualified Independent Directors”) as required to comply with The Nasdaq Stock Market or The NYSE-AMEX Stock Market, as the case may be,  on or prior to March 31, 2010 (the “Board Requirement”).  For the purpose of this paragraph, the term “Qualified Independent Director” means a director who meets the standard for “independence” under either the listing criteria of The Nasdaq Stock Market or The NYSE-AMEX Stock Market.

4.
Notwithstanding that Section 3.2 of the Holdback Escrow Agreement and Section 4.14(b) of the Securities Purchase Agreement provides for a holdback of Escrowed Funds in the amount of $1,500,000 (the “CFO Escrow Disbursement”), to be released upon the appointment of a Qualified CFO, the Company agrees to hire a Qualified CFO on or prior to March 31, 2010 (the “CFO Requirement”).  For the purpose of this paragraph, the term “Qualified CFO” means a CFO who speaks English, has prior business experience as a CFO for a U.S. public company and meets the standard criteria of a CFO for a U.S. public company.

5.
If the Company satisfies all of the S-1 Requirement, the Board Requirement and the CFO Requirement (the “Public Company Requirements”) on or prior to March 31, 2010 (the “Determination Date”) the Funds shall waive any and all prior penalties accrued and owing under the Holdback Escrow Agreement and the Registration Rights Agreement.  The Funds further agree to execute and deliver with the Company joint written instructions to the Escrow Agent to release all of the Escrowed Funds to the Company within ten calendar days following the Determination Date.

(a)           Notwithstanding the foregoing, in the event that the S-1 Requirement is the only Public Company Requirement not satisfied by the Determination Date due to the reasons set forth in paragraph 2 above and the Extension Date applies the Funds agree to execute and deliver with the Company joint written instructions to the Escrow Agent, to (i) release to the Company an amount equal to the Escrowed Funds less the $1,700,000 S-1 Liquidated Damages within ten calendar days of the Determination Date; and (ii) continue to hold the remaining Escrowed Funds in the Escrow Account pending the Extension Date.  In the event that the Extension Date applies and the Company satisfies the S-1 Requirement by the Extension Date, the Funds agree to execute and deliver with the Company joint written instructions to the Escrow Agent, to release the remaining Escrowed Funds to the Company within ten calendar days following the Extension Date.  In the event that the Extension Date applies and the Company does not satisfy the S-1 Requirement by the Extension Date, the Company agrees that it shall execute and deliver, together with the Funds joint written instructions to the Escrow Agent to release the remaining Escrowed Funds to the Investors on a pro rata basis no later than ten calendar days after the Extension Date.

(b)           If the Company fails to satisfy any one of the Public Company Requirements by the Determination Date (other than the S-1 Requirement in the event that the Extension Date applies), the Funds shall execute and deliver an instruction to the Escrow Agent to (i) release all of the Escrowed Funds, except for the $1,700,000 S-1 Liquidated Damages, to the Investors, on a pro rata basis, and (H) if the Extension Date applies, continue to hold the remaining Escrowed Funds until the Extension Date, at which time the remaining Escrowed Funds shall be released either to the Company or the Investors, as the case may be.

(c)           Notwithstanding anything to the contrary set forth herein, in the event that the Company fails to satisfy two of the Public Company Requirements by the Determination Date, the Funds shall execute and deliver an instruction to the Escrow Agent to release all of the Escrowed Funds to the Investors on a pro rata basis no later than April 10, 2010.

6.           If the Company satisfies all of the Public Company Requirements on or prior to the Determination Date and achieves the 2009 Guaranteed ATNI (after tax net income (calculated in accordance with GAAP) reported in the 2009 Annual Report, equal to or greater than $20,900,000) as set forth in the Make Good Escrow Agreement, the Funds hereby agree that their right to countersign an escrow release notice with respect to the release of the 2009 Make Good Escrow Shares shall be automatically waived.  If the 2009 Guaranteed ATNI is achieved, the Company shall have the right, within five calendar days from the date the Company files its Annual Report on Form 10-K for the fiscal year 2009, to deliver an escrow release notice to the Escrow Agent instructing the Escrow Agent to deliver the 2009 Make Good Escrow Shares to the Make Good Pledgor.

(a)           In the event that the Company does not meet any one of the Public Company Requirements by the Determination Date (other than the S-1 Requirement in the event that the Extension Date applies), the 2009 Make Good Escrow Shares shall be delivered in accordance with the provisions set forth in the Make Good Escrow Agreement; except, that in the event the Company does not meet any one of the Public Company Requirements on or prior to the Determination Date and does not achieve the 2009 Guaranteed ATNI (after tax net income (calculated in accordance with GAAP) reported in the 2009 Annual Report, equal to or greater than $20,900,000) as set forth in the Make Good Escrow Agreement, the Company hereby agrees that its right to countersign an escrow release notice with respect to the release of the 2009 Make Good Escrow Shares shall be automatically waived and the Funds shall have the right to deliver such escrow release notice to the Escrow Agent instructing the Escrow Agent to deliver the 2009 Make Good Escrow Shares to the Investors within five days of the delivery of such notice.

(b)           If the Extension Date applies and (i) the S-1 Requirement is satisfied by the Extension Date, (ii) the Board Requirement and the CFO Requirement are satisfied by the Determination Date, and (iii) the Company achieves the 2009 Guaranteed ATNI, the Funds hereby agree that their right to countersign an escrow release notice with respect to the release of the 2009 Make Good Escrow Shares shall be automatically waived and the Company shall have the right to deliver such escrow release notice to the Escrow Agent instructing the Escrow Agent to deliver the 2009 Make Good Escrow Shares to the Make Good Pledgor within five days of the satisfaction of the S-1 Requirement.

7.           (a)           Each of the Funds and the other Investors signatory hereto agree that upon receipt of all of the S-1 Liquidated Damages, the Board Escrow Disbursement and the CFO Escrow Disbursement, each of the Funds and the other Investors, on behalf of themselves, their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees, agents, managers, members, legal representatives, successors and assigns, forever releases and discharges the Company, and its parent, subsidiaries, affiliates, shareholders, directors, officers, employees, agents, managers, members, legal representatives, successors and assigns, from any and all claims, demands, damages, rights of action or causes of action whatsoever (“Claims”) arising out of or in connection with the Holdback Escrow Agreement and the Registration Rights Agreement, and, upon release of the 2008 Make Good Escrow Shares to the Make Good Pledgor, any Claims arising out of or in connection with the 2008 Guaranteed ATNI (after tax net income (calculated in accordance with GAAP) reported in the 2008 Annual Report, equal to or greater than $15,900,000) under the Make Good Escrow Agreement and Sections 4.11(a)(i) and 4.14 of the Securities Purchase Agreement ..

(b)           The Company agrees that upon the receipt by the Funds and the other Investors signatory hereto of all of the S-1 Liquidated Damages, the Board Escrow Disbursement and the CFO Escrow Disbursement, the Company, on behalf of itself, its parent, subsidiaries, affiliates, shareholders, directors, officers, employees, agents, managers, members, legal representatives, successors and assigns, forever releases and discharges the Funds and the other Investors, and their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees, agents, managers, members, legal representatives, successors and assigns, from any and all Claims arising out of or in connection with the Holdback Escrow Agreement and the Registration Rights Agreement, and, upon release of the 2008 Make Good Escrow Shares to the Make Good Pledgor, any Claims arising out of or in connection with the 2008 Guaranteed ATNI under the Make Good Escrow Agreement and Sections 4.11(a)(i) and 4.14 of the Securities Purchase Agreement.

8.           The Company, the Funds and the Investors represent and warrant to each other that each has the authority to enter into, execute, deliver and perform its obligations set forth in this letter.

9.           Each of The Pinnacle Fund, L.P. and Pinnacle China Fund L.P. represent that they hold 1,022,727 shares of Common Stock, respectively. Shine Gold Holdings Limited represents that it holds 3,863,636 shares of Common Stock.

10.           The parties reaffirm that, in accordance with Section 4(c) of the Make Good Escrow Agreement, for purposes of determining whether or not 2009 Guaranteed ATNI has been achieved, any direct or indirect tax breaks, tax holidays, tax credits or similar tax benefit(s), compensation, grant or any other remuneration or deduction granted or benefiting any of the Company Entities by any governmental authority or body, which are beyond and in addition to benefits that may exist on the Closing date, shall be excluded for purposes of determining whether or not the 2009 Guaranteed ATNI has been achieved by the Company.

Please acknowledge your agreement with the terms of this letter by returning an executed original to me at the address set forth above.

Very truly yours,

ENGROUP HOLDINGS CORPORATION

_____________________________________
Shi Huashan,
President, Chief Executive Officer
and Chairman of the Board

Accepted & Agreed:

PINNACLE CHINA FUND L.P.

By:___________________________
Its:___________________________

THE PINNACLE FUND, L.P.

By:___________________________
Its:___________________________

WESTPARK CAPITAL, L.P.

By:___________________________
Its:___________________________

ATLAS ALLOCATION FUND, L.P.

By:___________________________
Its:___________________________

SOUTHWELL PARTNERS, L.P.

By:___________________________
Its:___________________________

CENTAUR VALUE FUND

By:___________________________
Its:___________________________

UNITED CENTAUR MASTER FUND

By:___________________________
Its:___________________________

SANDOR CAPITAL MASTER FUND,L.P.

By:___________________________
Its:___________________________

PRECEPT CAPITAL MASTER FUND, G.P.

By:___________________________
Its:___________________________

ROTH CAPITAL PARTNERS, LLC

By:___________________________
Its:___________________________

COOPER FAMILY TRUST

By:___________________________
Its:___________________________

GLACIER PARTNERS, L.P.

By:___________________________
Its:___________________________

___________________________
Aaron M. Gurewitz

___________________________
Gordon Roth

___________________________
Matthew Hayden

SCG PRIVATE HOLDINGS, LLC

By:___________________________
Its:___________________________

Accepted & Agreed solely for the purpose of
modifying terms of the Registration Rights Agreement:

SHINE GOLD HOLDINGS LIMITED

By:____________________________
Its:_____________________________

Accepted & Agreed solely for the purpose of modifying
terms of the Holdback Escrow Agreement:

U.S. BANK NATIONAL ASSOCIATION

By:____________________________
Its:_____________________________